Exhibit 24

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

CTI INDUSTRIES CORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below constitutes and appoints John H. Schwan, Stephen M. Merrick and Timothy S. Patterson, and each of them, his or her true and lawful attorneys-in-fact and agents with full and several power of substitution, of him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-3 and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that each of said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue thereof.

Effective as of August 18, 2014.

/s/ Bret Tayne
Name:	Bret Tayne

1

Exhibit 24

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

CTI INDUSTRIES CORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below constitutes and appoints John H. Schwan, Stephen M. Merrick and Timothy S. Patterson, and each of them, his or her true and lawful attorneys-in-fact and agents with full and several power of substitution, of him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-3 and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that each of said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue thereof.

Effective as of August 18, 2014.

/s/ John I. Collins
Name:	John I. Collins

2

Exhibit 24

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

CTI INDUSTRIES CORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below constitutes and appoints John H. Schwan, Stephen M. Merrick and Timothy S. Patterson, and each of them, his or her true and lawful attorneys-in-fact and agents with full and several power of substitution, of him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-3 and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that each of said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue thereof.

Effective as of August 18, 2014.

/s/ John M. Klimek
Name:	John M. Klimek

3

Exhibit 24

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

CTI INDUSTRIES CORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below constitutes and appoints John H. Schwan, Stephen M. Merrick and Timothy S. Patterson, and each of them, his or her true and lawful attorneys-in-fact and agents with full and several power of substitution, of him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-3 and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that each of said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue thereof.

Effective as of August 18, 2014.

/s/ Howard C. Eirinberg
Name:	Howard C. Eirinberg

4